UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 18, 2018

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

433 Main Street, Green Bay,
Wisconsin	54301
(Address of principal executive	(Zip Code)
offices)

Registrant’s telephone number, including area code: 920-491-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 18, 2018, the Board of Directors of Associated Banc-Corp (the “Company”) authorized the repurchase of up to $200 million of the Company’s shares of common stock.  This repurchase authorization is in addition to the previously authorized repurchases.  There remains $39 million under the previous authorizations, such that there is now approximately $239 million authorized in the aggregate. Repurchases under such authorizations are subject to regulatory limitations and may occur from time to time in open market purchases, block transactions, private transactions, accelerated share repurchases, or similar facilities.

On September 19, 2018, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives of the several underwriters named therein, with respect to the issuance and sale of 4,000,000 depositary shares (the “Depositary Shares”), each representing a 1/40 interest in a share of the Company’s 5.875 % Non-Cumulative Perpetual Preferred Stock, Series E, liquidation preference $1,000 per share (the “Preferred Stock Offering”).

The Preferred Stock Offering is more fully described in a prospectus supplement dated September 19, 2018 to the prospectus dated April 2, 2018 (the “Prospectus”) filed with the Securities and Exchange Commission on March 18, 2015 as part of the Company’s Registration Statement on Form S-3 (Registration No. 333-224096) (the “Registration Statement”). This Current Report on Form 8-K is being filed to incorporate the Underwriting Agreement by reference into the Registration Statement. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed as part of this Report on Form 8-K:

1.1

Underwriting Agreement, dated September 19, 2018, between Associated Banc-Corp and Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives of the several underwriters named in Schedule 1 thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp

Date: September 20, 2018	/s/ Randall J. Erickson
Randall J. Erickson
Executive Vice President, General Counsel and Corporate Secretary